Page 1 of 24 Table of Contents Conference Call 800-836-8184 | ID – EastGroup February 7, 2025 11:00 a.m. Eastern Time webcast available at EastGroup.net M CO L og is tic s Ce nt er , O rla nd o, F lo rid a SUPPLEMENTAL INFORMATION December 31, 2024 400 West Parkway Place, Suite 100 Ridgeland, MS 39157 (601) 354-3555

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2025 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of ongoing interest rate uncertainty; disruption in supply and delivery chains; increased construction and development costs, including as a result of the recent inflationary environment; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with our projections or to materialize at all; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; natural disasters such as fires, floods, tornadoes, hurricanes, earthquakes, or other extreme weather events, which may or may not be caused by longer-term shifts in climate patterns, could destroy buildings and damage regional economies; the availability of financing and capital, increases in or long-term elevated interest rates, and our ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel or lack of adequate succession planning; risks related to the failure, inadequacy or interruption of our data security systems and processes, including security breaches through cyber attacks; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2025, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) December 31, 2024 December 31, 2023 ASSETS Real estate properties 5,503,444$ 4,853,548 Development and value-add properties 674,472 639,647 6,177,916 5,493,195 Less accumulated depreciation (1,415,576) (1,273,723) 4,762,340 4,219,472 Unconsolidated investment 7,448 7,539 Cash and cash equivalents 17,529 40,263 Other assets 290,159 251,939 TOTAL ASSETS 5,077,476$ 4,519,213 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (3,595)$ (1,520) Unsecured debt, net of debt issuance costs 1,507,157 1,676,347 Accounts payable and accrued expenses 147,342 146,337 Other liabilities 134,028 89,415 Total Liabilities 1,784,932 1,910,579 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 51,825,798 shares issued and outstanding at December 31, 2024 and 47,700,432 at December 31, 2023 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 3,673,393 2,949,907 Distributions in excess of earnings (403,172) (366,473) Accumulated other comprehensive income 21,953 24,888 Total Stockholders' Equity 3,292,179 2,608,327 Noncontrolling interest in joint ventures 365 307 Total Equity 3,292,544 2,608,634 TOTAL LIABILITIES AND EQUITY 5,077,476$ 4,519,213

EASTGROUP PROPERTIES

Consolidated Statements of Income and Comprehensive Income

(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023
REVENUES				
Income from real estate operations	$ 163,767	149,026	638,035	566,179
Other revenue	277	123	2,199	4,412
	164,044	149,149	640,234	570,591
EXPENSES				
Expenses from real estate operations	43,195	39,368	174,212	154,030
Depreciation and amortization	49,662	45,248	189,411	171,078
General and administrative	4,043	3,740	20,619	16,757
Indirect leasing costs	229	146	785	582
	97,129	88,502	385,027	342,447
OTHER INCOME (EXPENSE)				
Interest expense	(9,192)	(11,108)	(38,956)	(47,996)
Gain on sales of real estate investments	-	13,156	8,751	17,965
Other	931	774	2,805	2,435
NET INCOME	58,654	63,469	227,807	200,548
Net income attributable to noncontrolling interest in joint ventures	(14)	(14)	(56)	(57)
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	58,640	63,455	227,751	200,491
Other comprehensive income (loss) - interest rate swaps	8,013	(17,200)	(2,935)	(11,483)
TOTAL COMPREHENSIVE INCOME	$ 66,653	46,255	224,816	189,008
BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.17	1.35	4.67	4.43
Weighted average shares outstanding - Basic	50,241	46,831	48,803	45,224
DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.16	1.35	4.66	4.42
Weighted average shares outstanding - Diluted	50,339	46,980	48,911	45,331

Page 4 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2024	2023	2024	2023
NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS	$ 58,640	63,455	227,751	200,491
Depreciation and amortization	49,662	45,248	189,411	171,078
Company's share of depreciation from unconsolidated investment	31	31	125	124
Depreciation and amortization attributable to noncontrolling interest	(1)	(1)	(5)	(5)
Gain on sales of real estate investments	-	(13,156)	(8,751)	(17,965)
Gain on sales of non-operating real estate	(140)	-	(362)	(446)
FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS*	108,192	95,577	408,169	353,277
Gain on involuntary conversion and business interruption claims	-	-	(1,708)	(4,187)
FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS*	$ 108,192	95,577	406,461	349,090
NET INCOME	$ 58,654	63,469	227,807	200,548
Interest expense [(1)]	9,192	11,108	38,956	47,996
Depreciation and amortization	49,662	45,248	189,411	171,078
Company's share of depreciation from unconsolidated investment	31	31	125	124
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA")	117,539	119,856	456,299	419,746
Gain on sales of real estate investments	-	(13,156)	(8,751)	(17,965)
Gain on sales of non-operating real estate	(140)	-	(362)	(446)
EBITDA FOR REAL ESTATE ("EBITDAre")*	$ 117,399	106,700	447,186	401,335
DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS				
Net income attributable to common stockholders	$ 1.16	1.35	4.66	4.42
FFO attributable to common stockholders*	$ 2.15	2.03	8.35	7.79
FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims*	$ 2.15	2.03	8.31	7.70
Weighted average shares outstanding for EPS and FFO purposes - Diluted	50,339	46,980	48,911	45,331

(1) Net of capitalized interest of $5,026 and $4,371 for the three months ended December 31, 2024 and 2023, respectively; and $19,823 and $16,235 for the twelve months ended December 31, 2024 and 2023, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 5 of 24

EASTGROUP PROPERTIES

Reconciliations of GAAP to Non-GAAP Measures (Continued)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2024	2023	2024	2023
NET INCOME	$ 58,654	63,469	227,807	200,548
Gain on sales of real estate investments	-	(13,156)	(8,751)	(17,965)
Gain on sales of non-operating real estate	(140)	-	(362)	(446)
Interest income	(512)	(496)	(1,334)	(879)
Other revenue	(277)	(123)	(2,199)	(4,412)
Indirect leasing costs	229	146	785	582
Depreciation and amortization	49,662	45,248	189,411	171,078
Company's share of depreciation from unconsolidated investment	31	31	125	124
Interest expense [(1)]	9,192	11,108	38,956	47,996
General and administrative expense [(2)]	4,043	3,740	20,619	16,757
Noncontrolling interest in PNOI of consolidated joint ventures	(15)	(15)	(62)	(62)
PROPERTY NET OPERATING INCOME ("PNOI")*	120,867	109,952	464,995	413,321
PNOI from 2023 and 2024 acquisitions	(6,888)	(2,072)	(19,249)	(3,334)
PNOI from 2023 and 2024 development and value-add properties	(9,361)	(5,806)	(31,544)	(13,190)
PNOI from 2023 and 2024 operating property dispositions	-	(686)	(177)	(2,819)
Other PNOI	85	(81)	208	166
SAME PNOI (Straight-Line Basis)*	104,703	101,307	414,233	394,144
Lease termination fee income from same properties	(235)	(488)	(2,192)	(1,020)
SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)*	104,468	100,819	412,041	393,124
Straight-line rent adjustments for same properties	(1,521)	(1,152)	(4,560)	(6,429)
Acquired leases — market rent adjustment amortization for same properties	(324)	(441)	(1,400)	(2,045)
SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)*	$ 102,623	99,226	406,081	384,650

(1) Net of capitalized interest of $5,026 and $4,371 for the three months ended December 31, 2024 and 2023, respectively; and $19,823 and $16,235 for the twelve months ended December 31, 2024 and 2023, respectively.

(2) Net of capitalized development costs of $2,023 and $2,489 for the three months ended December 31, 2024 and 2023, respectively; and $8,181 and $10,472 for the twelve months ended December 31, 2024 and 2023, respectively.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 6 of 24

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2024 2023 OPERATING ACTIVITIES Net income 227,807$ 200,548 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 189,411 171,078 Stock-based compensation expense 10,476 8,965 Gain on sales of real estate investments (8,751) (17,965) Gain on sales of non-operating real estate (362) (446) Gain on involuntary conversion and business interruption claims (1,708) (4,187) Changes in operating assets and liabilities: Accrued income and other assets (13,410) (15,415) Accounts payable, accrued expenses and prepaid rent 11,130 (5,922) Other 1,994 1,546 NET CASH PROVIDED BY OPERATING ACTIVITIES 416,587 338,202 INVESTING ACTIVITIES Development and value-add properties (245,033) (388,213) Purchases of real estate (390,011) (165,116) Real estate improvements (59,288) (51,116) Net proceeds from sales of real estate investments and non-operating real estate 17,659 41,539 Leasing commissions (32,154) (32,004) Proceeds from involuntary conversion on real estate assets 2,450 5,029 Changes in accrued development costs (17,170) 12,163 Changes in other assets and other liabilities (795) 7,660 NET CASH USED IN INVESTING ACTIVITIES (724,342) (570,058) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 64,968 471,624 Repayments on unsecured bank credit facilities (64,968) (641,624) Proceeds from unsecured debt - 100,000 Repayments on unsecured debt (170,000) (115,000) Repayments on secured debt - (1,970) Debt issuance costs (3,178) (1,818) Distributions paid to stockholders (not including dividends accrued) (252,794) (225,625) Proceeds from common stock offerings 717,659 692,312 Common stock offering related costs (507) (834) Other (6,159) (5,002) NET CASH PROVIDED BY FINANCING ACTIVITIES 285,021 272,063 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (22,734) 40,207 CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR 40,263 56 CASH AND CASH EQUIVALENTS AT END OF YEAR 17,529$ 40,263 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $19,823 and $16,235 for 2024 and 2023, respectively 37,185$ 47,228 Cash paid for operating lease liabilities 2,406 2,042 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 21,836$ 2,379 Twelve Months Ended December 31,

EASTGROUP PROPERTIES

Same Property Portfolio Analysis
(In thousands)
(Unaudited)

	Three Months Ended December 31, 2024	Three Months Ended December 31, 2023	% Change	Twelve Months Ended December 31, 2024	Twelve Months Ended December 31, 2023	% Change
Same Property Portfolio [1]						
Square feet as of period end	51,668	51,668		51,668	51,668	
Average occupancy	95.6%	98.3%	-2.7%	96.7%	98.2%	-1.5%
Occupancy as of period end	95.9%	98.5%	-2.6%	95.9%	98.5%	-2.6%
Same Property Portfolio Analysis (Straight-Line Basis) [1] *						
Income from real estate operations	$ 143,316	138,165	3.7%	$ 573,588	540,804	6.1%
Less cash received for lease terminations	(235)	(488)		(2,192)	(1,020)	
Income excluding lease termination income	143,081	137,677	3.9%	571,396	539,784	5.9%
Expenses from real estate operations	(38,613)	(36,858)	4.8%	(159,355)	(146,660)	8.7%
PNOI excluding income from lease terminations	$ 104,468	100,819	3.6%	$ 412,041	393,124	4.8%
Same Property Portfolio Analysis (Cash Basis) [1] *						
Income from real estate operations	$ 141,471	136,572	3.6%	$ 567,628	532,330	6.6%
Less cash received for lease terminations	(235)	(488)		(2,192)	(1,020)	
Income excluding lease termination income	141,236	136,084	3.8%	565,436	531,310	6.4%
Expenses from real estate operations	(38,613)	(36,858)	4.8%	(159,355)	(146,660)	8.7%
PNOI excluding income from lease terminations	$ 102,623	99,226	3.4%	$ 406,081	384,650	5.6%

[1] Includes properties which were included in the operating portfolio for the entire period of 1/1/23 through 12/31/24.

* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 8 of 24

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2024 2023 2024 2023 Lease income - operating leases 124,512$ 112,534 477,647 424,063 Variable lease income (1) 39,255 36,492 160,388 142,116 Income from real estate operations 163,767 149,026 638,035 566,179 Straight-line rent income adjustment 3,114 3,144 11,450 11,289 Stock-based compensation expense (2,199) (2,130) (10,476) (8,965) Debt issuance costs amortization (472) (479) (1,914) (1,943) Gain on involuntary conversion and business interruption claims (2) - - 1,708 4,187 Acquired leases - market rent adjustment amortization 1,151 628 2,916 2,483 2024 2023 2024 2023 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 50,241 46,831 48,803 45,224 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 50,241 46,831 48,803 45,224 Potential common shares: Effect of dilutive securities 98 149 108 107 DILUTED SHARES FOR EPS AND FFO 50,339 46,980 48,911 45,331 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. (2) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. December 31, Three Months Ended Three Months Ended December 31, Twelve Months Ended December 31, Twelve Months Ended December 31, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Years Ended				
		2024	2023	2022	2021	2020
ASSETS/MARKET CAPITALIZATION						
Assets	$	5,077,476	4,519,213	4,035,837	3,215,336	2,720,803
Equity Market Capitalization		8,317,522	8,754,937	6,451,794	9,403,107	5,477,783
Total Market Capitalization (Debt and Equity) (1)		9,827,522	10,434,937	8,318,835	10,859,473	6,791,879
Shares Outstanding - Common		51,825,798	47,700,432	43,575,539	41,268,846	39,676,828
Price per share	$	160.49	183.54	148.06	227.85	138.06
FFO CHANGE*						
FFO per diluted share	$	8.35	7.79	7.00	6.09	5.38
Change compared to same period prior year		7.2%	11.3%	14.9%	13.2%	8.0%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	5.34	5.04	4.70	3.58	3.08
FFO per diluted share		8.35	7.79	7.00	6.09	5.38
Dividend payout ratio		64%	65%	67%	59%	57%
COMMON DIVIDEND YIELD						
Dividend distribution	$	5.34	5.04	4.70	3.58	3.08
Price per share		160.49	183.54	148.06	227.85	138.06
Dividend yield		3.33%	2.75%	3.17%	1.57%	2.23%
FFO MULTIPLE*						
FFO per diluted share	$	8.35	7.79	7.00	6.09	5.38
Price per share		160.49	183.54	148.06	227.85	138.06
Multiple		19.22	23.56	21.15	37.41	25.66
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	447,186	401,335	337,536	278,959	245,669
Interest expense		38,956	47,996	38,499	32,945	33,927
Interest and fixed charge coverage ratio		11.48	8.36	8.77	8.47	7.24
DEBT-TO-EBITDAre RATIO*						
Debt	$	1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre		447,186	401,335	337,536	278,959	245,669
Debt-To-EBITDAre ratio		3.36	4.17	5.52	5.20	5.34
Adjusted debt-to-pro forma EBITDAre ratio		2.29	3.23	4.48	3.83	4.43
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		15.4%	16.1%	22.4%	13.4%	19.3%

ISSUER RATINGS (2)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.
(2) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/24	Projected Total Costs	Anticipated Conversion Date [(1)]	% Leased 2/5/25	
Lease-Up							
SunCoast 9	Fort Myers, FL	111,000	$ 15,630	17,100	02/25	0%	
Horizon West 6	Orlando, FL	87,000	11,739	12,700	04/25	52%	
Basswood 3-5	Fort Worth, TX	351,000	47,422	50,000	05/25	67%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	28,314	30,000	05/25	33%	
Braselton 3	Atlanta, GA	115,000	13,759	14,300	07/25	0%	
Gateway South Dade 1 & 2	Miami, FL	169,000	33,213	34,900	07/25	0%	
Riverside 1 & 2	Atlanta, GA	284,000	31,526	33,700	07/25	44%	
Cass White 1 & 2	Atlanta, GA	296,000	32,604	33,900	09/25	0%	
Horizon West 5	Orlando, FL	85,000	9,682	12,800	12/25	0%	
Total Lease-up		1,721,000	223,889	239,400		28%	Wgt Avg %
Under Construction							
Northeast Trade Center 1	San Antonio, TX	264,000	25,002	32,100	04/25	100%	
Crossroads 1	Tampa, FL	124,000	16,634	20,000	06/25	100%	
Skyway 1 & 2	Charlotte, NC	318,000	31,693	37,200	01/26	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	28,063	34,600	02/26	14%	
Arista 36 1-3	Denver, CO	360,000	44,796	80,300	05/26	0%	
Texas Avenue 1 & 2	Austin, TX	129,000	14,126	22,500	05/26	0%	
World Houston 46	Houston, TX	181,000	9,949	17,900	06/26	0%	
Crossroads 2	Tampa, FL	203,000	11,744	32,300	07/26	0%	
Grand West Crossing 2	Houston, TX	97,000	2,863	12,900	08/26	0%	
Hillside 2	Greenville, SC	141,000	2,934	15,300	10/26	0%	
Gateway Interchange A & B	Phoenix, AZ	137,000	4,742	26,200	01/27	0%	
Gateway Interchange F & G	Phoenix, AZ	224,000	7,633	38,000	01/27	0%	
Total Under Construction		2,422,000	200,179	369,300		17%	Wgt Avg %
Total Lease-Up and Under Construction		4,143,000	$ 424,068	608,700		22%	Wgt Avg %

Projected Stabilized Yields [(2)]	Yield
Lease-Up	6.6%
Under Construction	7.5%
Lease-Up and Under Construction	7.1%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	33	419,000	$ 10,935
Sacramento, CA	4	78,000	2,664
Fort Myers, FL	20	210,000	4,270
Miami, FL	24	313,000	26,271
Orlando, FL	33	357,000	13,293
Tampa, FL	70	617,000	16,451
Atlanta, GA	138	1,406,000	17,243
Charlotte, NC	113	828,000	13,141
Greenville, SC	65	523,000	6,772
Nashville, TN	27	370,000	10,584
Austin, TX	132	1,583,000	52,672
Dallas, TX	12	160,000	4,729
Fort Worth, TX	121	1,312,000	33,518
Houston, TX	78	1,131,000	26,690
San Antonio, TX	46	612,000	11,171
Total Prospective Development	916	9,919,000	250,404
Total Development and Value-Add Properties	916	14,062,000	$ 674,472

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

(2) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 12/31/24	Conversion Date	% Leased 2/5/25	
1st Quarter						
Gateway 2	Miami, FL	133,000	$ 22,426	02/24	100%	
		133,000	22,426			
2nd Quarter						
Hillside 1	Greenville, SC	122,000	13,184	04/24	100%	
McKinney 1 & 2	Dallas, TX	172,000	27,522	06/24	100%	
		294,000	40,706			
3rd Quarter						
MCO Logistics Center	Orlando, FL	167,000	24,712	07/24	100%	
Stonefield 35 1-3	Austin, TX	276,000	36,997	08/24	56%	
Springwood 1 & 2	Houston, TX	292,000	34,837	09/24	93%	
		735,000	96,546			
4th Quarter						
Horizon West 10	Orlando, FL	357,000	42,370	10/24	100%	
		357,000	42,370			
Total Transferred to Real Estate Properties		1,519,000	$ 202,048		91%	Wgt Avg %

Projected Stabilized Yield [1] **7.8%**

[1] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

EASTGROUP PROPERTIES

Acquisitions and Dispositions Through December 31, 2024
($ in thousands)
(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Size		Purchase Price [1]
1st Quarter					
01/18/24	Brightstar Land	Atlanta, GA	34.3 Acres	$	3,302
01/23/24	Spanish Ridge Industrial Park	Las Vegas, NV	231,000 SF		54,859
2nd Quarter					
05/03/24	147 Exchange	Raleigh, NC	274,000 SF		52,945
3rd Quarter					
08/19/24	Hays Commerce Center 3 & 4	Austin, TX	179,000 SF		35,781
4th Quarter					
Various [2]	Station 24 Commerce Center Land	Nashville, TN	26.8 Acres		10,460
11/12/24	Riverpoint Industrial Park	Atlanta, GA	779,000 SF		87,576
11/21/24	DFW Global Logistics Centre 5-8	Dallas, TX	492,000 SF		75,852
12/26/24	Akimel Gateway	Phoenix, AZ	519,000 SF		82,998
Total Acquisitions			2,474,000 SF 61.1 Acres	$	403,773

DISPOSITIONS

Date	Property Name	Location	Size		Gross Sales Price	Realized Gain
1st Quarter						
03/01/24	Hercules Land	San Francisco, CA	3.9 Acres	$	4,000	222 [3]
03/05/24	Interchange Business Park and Metro Airport Commerce Center	Jackson, MS	159,000 SF		14,050	8,751 [4]
2nd Quarter						
None						
3rd Quarter						
None						
4th Quarter						
10/18/24	Skyway Logistics Park Land	Charlotte, NC	1.5 Acres		261	140 [3]
Total Dispositions			159,000 SF 5.4 Acres	$	18,311	9,113

[1] Represents acquisition price plus closing costs.

[2] The Station 24 Land was acquired in two separate transactions during the fourth quarter of 2024.

[3] Included in *Other* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

[4] Included in *Gain on sales of real estate investments* on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

Page 13 of 24

Real Estate Improvements and Leasing Costs
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
REAL ESTATE IMPROVEMENTS	**2024**	**2023**	**2024**	**2023**
Upgrade on acquisitions	$ 19	1,181	1,435	1,892
Tenant improvements:				
New tenants	4,388	2,483	18,540	16,352
Renewal tenants	553	992	2,964	3,503
Other:				
Building improvements	2,342	1,358	13,006	8,085
Roofs	1,359	1,929	12,940	17,386
Parking lots	1,451	2,016	4,763	4,824
Other	833	537	4,480	1,508
TOTAL REAL ESTATE IMPROVEMENTS (1)	$ 10,945	10,496	58,128	53,550

CAPITALIZED LEASING COSTS (Principally Commissions)				
Development and value-add	$ 425	2,192	7,117	9,597
New tenants	5,826	1,684	16,478	9,379
Renewal tenants	2,934	3,957	11,318	12,696
TOTAL CAPITALIZED LEASING COSTS (2)(3)	$ 9,185	7,833	34,913	31,672

(1) Reconciliation of Total Real Estate Improvements to *Real Estate Improvements* on the Consolidated Statements of Cash Flows:

	Twelve Months Ended December 31,	
	2024	**2023**
Total Real Estate Improvements	$ 58,128	53,550
Change in real estate property payables	(719)	(527)
Change in construction in progress	1,879	(1,907)
Real Estate Improvements on the Consolidated Statements of Cash Flows	$ 59,288	51,116

(2) Included in *Other Assets* on the Consolidated Balance Sheets.

(3) Reconciliation of Total Capitalized Leasing Costs to *Leasing Commissions* on the Consolidated Statements of Cash Flows:

	Twelve Months Ended December 31,	
	2024	**2023**
Total Capitalized Leasing Costs	$ 34,913	31,672
Change in leasing commissions payables	(2,759)	332
Leasing Commissions on the Consolidated Statements of Cash Flows	$ 32,154	32,004

Page 14 of 24

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended December 31, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	36	1,161	6.8	50.8%	32.5%	$ 5.78	$ 5.03	$ 10.81
Renewal Leases	54	1,606	4.3	43.0%	26.3%	1.16	1.94	3.10
Total/Weighted Average	**90**	**2,767**	**5.4**	**46.6%**	**29.2%**	**$ 3.10**	**$ 3.23**	**$ 6.33**
					Per Year	**$ 0.57**	**$ 0.60**	**$ 1.17**
Weighted Average Retention [4]	**77.5%**							

Twelve Months Ended December 31, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	136	3,621	5.8	60.3%	42.9%	$ 4.80	$ 4.43	$ 9.23
Renewal Leases	205	5,763	4.4	48.1%	30.7%	0.94	1.95	2.89
Total/Weighted Average	**341**	**9,384**	**4.9**	**53.0%**	**35.6%**	**$ 2.43**	**$ 2.91**	**$ 5.34**
					Per Year	**$ 0.49**	**$ 0.59**	**$ 1.08**
Weighted Average Retention [4]	**67.2%**							

	12/31/24	**09/30/24**	**06/30/24**	**03/31/24**	**12/31/23**
Percentage Leased	**97.1%**	**96.9%**	**97.4%**	**98.0%**	**98.7%**
Percentage Occupied	**96.1%**	**96.5%**	**97.1%**	**97.7%**	**98.2%**

(1) Rental Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as SF of renewal leases signed during the quarter / SF of leases expiring during the quarter plus early renewals signed (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
December 31, 2024
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [(1)]	% Leased	Lease Expirations in Square Feet 2025 [(2)]	Lease Expirations in Square Feet 2026	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	QTR Cash Basis [(4)]	YTD Straight-Line Basis	YTD Cash Basis [(4)]	Rental Change New and Renewal Leases [(3)] QTR Straight-Line Basis	QTR Cash Basis [(4)]	YTD Straight-Line Basis	YTD Cash Basis [(4)]
Texas													
Dallas	6,108,000	10.8%	98.7%	389,000	612,000	13.7%	13.4%	10.2%	9.7%	70.2%	51.4%	70.0%	50.2%
Houston	7,108,000	10.0%	97.3%	595,000	1,520,000	5.6%	4.0%	4.8%	5.5%	28.0%	14.0%	31.7%	15.2%
San Antonio	4,411,000	6.6%	94.0%	396,000	923,000	-1.5%	-0.6%	1.6%	3.0%	23.5%	12.6%	28.6%	15.1%
Austin	1,756,000	3.6%	89.7%	200,000	193,000	4.7%	6.4%	6.9%	10.5%	2.4%	-2.4%	54.1%	34.8%
Fort Worth	1,108,000	1.6%	90.9%	28,000	227,000	8.1%	10.7%	8.7%	12.4%	N/A	N/A	59.3%	45.8%
El Paso	1,126,000	1.5%	98.5%	77,000	84,000	10.0%	9.0%	8.6%	8.7%	N/A	N/A	75.6%	54.8%
	21,617,000	**34.1%**	**96.2%**	**1,685,000**	**3,559,000**	**6.3%**	**6.1%**	**6.0%**	**6.9%**	**40.4%**	**26.4%**	**47.9%**	**30.5%**
Florida													
Orlando	4,812,000	8.4%	98.4%	494,000	482,000	0.6%	-0.1%	1.4%	2.7%	47.3%	24.0%	51.6%	30.6%
Tampa	4,533,000	7.4%	99.0%	733,000	1,474,000	6.4%	7.8%	9.9%	9.0%	64.6%	43.7%	75.9%	55.8%
Miami/Fort Lauderdale	1,865,000	4.1%	99.2%	199,000	441,000	4.5%	4.9%	9.5%	12.0%	93.2%	62.1%	84.2%	60.2%
Jacksonville	2,273,000	3.1%	97.6%	636,000	393,000	5.4%	2.6%	4.8%	4.7%	38.6%	26.0%	45.2%	32.2%
Fort Myers	885,000	1.6%	93.9%	9,000	122,000	6.0%	4.3%	1.8%	2.7%	N/A	N/A	56.5%	34.1%
	14,368,000	**24.6%**	**98.3%**	**2,071,000**	**2,912,000**	**4.0%**	**3.8%**	**5.7%**	**6.4%**	**54.5%**	**32.2%**	**60.5%**	**40.9%**
California													
San Francisco	2,475,000	5.5%	96.2%	140,000	710,000	-2.4%	-3.1%	-3.8%	-2.4%	38.7%	17.3%	26.1%	13.6%
Los Angeles [(5)]	2,408,000	5.5%	100.0%	127,000	731,000	-11.8%	-11.6%	-3.9%	-2.5%	30.9%	23.3%	61.7%	50.3%
San Diego [(5)]	1,933,000	4.8%	96.5%	178,000	301,000	-4.9%	-1.7%	-1.5%	2.9%	51.8%	32.1%	63.3%	38.2%
Sacramento	329,000	0.5%	100.0%	94,000	-	2.6%	5.9%	-1.1%	1.8%	N/A	N/A	16.0%	14.4%
Fresno	398,000	0.4%	93.4%	124,000	105,000	5.3%	7.5%	12.8%	11.5%	29.9%	18.0%	37.0%	25.2%
	7,543,000	**16.7%**	**97.5%**	**663,000**	**1,847,000**	**-5.9%**	**-5.0%**	**-2.6%**	**-0.4%**	**39.1%**	**22.1%**	**41.4%**	**27.3%**
Arizona													
Phoenix	3,518,000	6.5%	98.6%	391,000	478,000	10.9%	9.8%	10.8%	12.2%	64.5%	54.5%	78.6%	60.1%
Tucson	848,000	1.2%	100.0%	26,000	5,000	3.9%	4.5%	2.9%	3.8%	N/A	N/A	45.1%	24.6%
	4,366,000	**7.7%**	**98.9%**	**417,000**	**483,000**	**9.5%**	**8.8%**	**9.2%**	**10.5%**	**64.5%**	**54.5%**	**75.1%**	**56.3%**
Other Core													
Charlotte	3,883,000	5.3%	92.0%	229,000	352,000	3.9%	3.8%	11.3%	9.4%	68.5%	49.8%	67.4%	46.5%
Las Vegas	1,396,000	3.4%	100.0%	62,000	232,000	20.7%	15.4%	14.6%	9.6%	N/A	N/A	49.6%	35.1%
Atlanta	2,246,000	3.0%	98.1%	187,000	300,000	8.9%	3.1%	9.6%	5.5%	68.1%	52.0%	79.8%	52.4%
Denver	886,000	1.6%	100.0%	106,000	180,000	2.8%	4.9%	3.5%	4.8%	21.4%	9.1%	24.5%	10.9%
Greenville	1,102,000	1.4%	100.0%	-	220,000	7.4%	-1.3%	0.0%	-2.0%	N/A	N/A	78.3%	60.2%
	9,513,000	**14.7%**	**96.3%**	**584,000**	**1,284,000**	**7.2%**	**5.3%**	**9.6%**	**7.4%**	**49.2%**	**33.3%**	**61.0%**	**41.2%**
Total Core Markets	**57,407,000**	**97.8%**	**97.1%**	**5,420,000**	**10,085,000**	**3.7%**	**3.5%**	**4.9%**	**5.7%**	**47.5%**	**29.9%**	**53.8%**	**36.1%**
Total Other Markets	**1,580,000**	**2.2%**	**98.1%**	**106,000**	**93,000**	**1.5%**	**0.2%**	**0.1%**	**-0.2%**	**11.7%**	**2.3%**	**23.1%**	**17.4%**
Total Operating Properties	**58,987,000**	**100.0%**	**97.1%**	**5,526,000**	**10,178,000**	**3.6%**	**3.4%**	**4.8%**	**5.6%**	**46.6%**	**29.2%**	**53.0%**	**35.6%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Includes month-to-month leases.
(3) Rental Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through December 31, 2024

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,698,000	$ -	0.0%
2025 (1)	5,526,000	50,843	10.1%
2026	10,178,000	85,709	17.0%
2027	10,392,000	91,190	18.0%
2028	8,031,000	72,141	14.3%
2029	7,915,000	71,009	14.1%
2030	5,735,000	47,574	9.4%
2031	2,670,000	25,944	5.1%
2032	2,227,000	17,342	3.4%
2033	2,290,000	21,216	4.2%
2034 and beyond	2,325,000	22,447	4.4%
TOTAL	58,987,000	$ 505,415	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of December 31, 2024
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio SF	% of Total Annualized Base Rent [1]
1	Amazon	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.3%	1.6%
2	Mattress Firm	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	San Diego, CA	66,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.8%	0.7%
3	REPET, Inc.	1	Los Angeles, CA	300,000	0.5%	0.7%
4	Consolidated Electrical Distributors	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	42,000		
					0.6%	0.7%
5	DSV Air & Sea Inc.	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
6	Trane U.S. Inc.	1	Fort Worth, TX	147,000		
		1	Jacksonville, FL	81,000		
		1	Dallas, TX	58,000		
		1	Greenville, SC	55,000		
		1	Denver, CO	18,000		
		1	New Orleans, LA	11,000		
		1	Orlando, FL	7,000		
					0.6%	0.6%
7	FedEx Corp.	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.6%	0.6%
8	The Chamberlain Group	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.6%	0.6%
9	Infinite Electronics Inc.	4	Dallas, TX	320,000	0.5%	0.5%
10	Performance Food Group, Inc.	1	Orlando, FL	292,000	0.5%	0.5%
		38		3,979,000	6.7%	7.2%

[1] Calculation: Customer Annualized Base Rent as of 12/31/24 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

Page 18 of 24

Page 19 of 24 Debt and Equity Market Capitalization December 31, 2024 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Maturity Dates Weighted Average Interest Rate Principal Payments Maturing Average Years to Maturity March 18, 2025 1.58% 50,000$ August 28, 2025 3.80% 20,000 October 1, 2025 3.97% 25,000 October 7, 2025 3.99% 50,000 Year 2026 2.56% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 3.88% 155,000 Year 2030 and beyond 3.61% 735,000 Total unsecured debt (fixed rate) (1) 3.34% 1,510,000 4.8 Unsecured bank credit facilities (variable rate) $50MM Line - 5.335% - matures 7/31/2028 - $625MM Line - 5.222% - matures 7/31/2028 - Total carrying amount of debt 1,510,000 Total unamortized debt issuance costs (6,438) Total debt, net of unamortized debt issuance costs 1,503,562$ Equity market capitalization Shares outstanding - common 51,825,798 Price per share at quarter end 160.49$ Total equity market capitalization 8,317,522$ Total market capitalization (debt and equity) (2) 9,827,522$ Total debt / total market capitalization (2) 15.4% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

EASTGROUP PROPERTIES

Continuous Common Equity Program Through December 31, 2024
($ in thousands, except per share data)
(Unaudited)

DIRECT COMMON STOCK ISSUANCE ACTIVITY	Common Stock	Weighted Average Price	Gross Proceeds [1]
	(In shares)	*(Per share)*	*(In thousands)*
1st Quarter 2024:			
Total shares issued and proceeds received during the three months ended 3/31/2024	-	$ -	$ -
2nd Quarter 2024:			
Total shares issued and proceeds received during the three months ended 6/30/2024	218,929	$ 168.62	$ 36,916 [3]
3rd Quarter 2024:			
Total shares issued and proceeds received during the three months ended 9/30/2024	239,750	$ 179.74	$ 43,093 [3]
4th Quarter 2024:			
Total shares issued and proceeds received during the three months ended 12/31/2024	914,780	$ 174.23	$ 159,381 [3]
Total direct common stock issuance for the twelve months ended 12/31/2024	1,373,459	$ 174.30	$ 239,390

FORWARD EQUITY SALE AGREEMENTS ACTIVITY	Common Stock	Weighted Average Price	Gross Proceeds [1]
	(In shares)	*(Per share)*	*(In thousands)*
Forward Shares Agreements Outstanding at 12/31/2023	406,041	$ 183.92	$ 74,679
1st Quarter 2024:			
Forward shares issued and proceeds received	(272,342)	183.59	(50,000) [3]
New forward sale agreements	286,671	181.95	52,160
Forward Shares Agreements Outstanding at 3/31/2024	420,370	$ 182.79	$ 76,839
2nd Quarter 2024:			
Forward shares issued and proceeds received	(420,370)	182.79	(76,839) [3]
New forward sale agreements	600,053	166.65	100,000
Forward Shares Agreements Outstanding at 6/30/2024	600,053	$ 166.65	$ 100,000
3rd Quarter 2024:			
Forward shares issued and proceeds received	(300,502)	166.39	(50,000) [3]
New forward sale agreements	1,099,612	185.80	204,306
Forward Shares Agreements Outstanding at 9/30/2024	1,399,163	$ 181.76	$ 254,306
4th Quarter 2024:			
Forward shares issued and proceeds received	(1,704,863)	180.55	(307,814) [3]
New forward sale agreements	690,953	175.05	120,954
Forward Shares Agreements Outstanding at 12/31/2024	385,253	$ 175.07	$ 67,446
Forward shares issued and proceeds received	(214,138)	174.87	(37,446) [4]
Forward Shares Agreements Outstanding at 2/5/2025 [2]	171,115	$ 175.32	$ 30,000

SALES AGENCY FINANCING AGREEMENTS	Gross Sales Price
	(In thousands)
Total Gross Sales Price Authorized for Issuance on 10/25/2024	$ 1,000,000
Amount settled from 10/25/2024 through 2/5/2025	(250,335)
Amount of outstanding forward equity sale agreements as of 2/5/2025	(30,000) [2]
Remaining Capacity for Issuance as of 2/5/2025	$ 719,665

[1] During the three and twelve months ended December 31, 2024, the Company recognized offering-related costs for direct issuances and forward agreements of $5,037,000 and $7,747,000 respectively, which are not deducted from proceeds above.

[2] Available through forward equity sale agreements before the applicable settlement periods expire in November 2025.

[3] Gross proceeds received under the Company's continuous equity offering from 1/1/2024 through 12/31/2024 were $724,043,000.

[4] Gross proceeds received under the Company's continuous equity offering from 1/1/2025 through 2/5/2025 were $37,446,000.

Page 20 of 24

EASTGROUP PROPERTIES

Debt-to-EBITDAre Ratios

($ in thousands)
(Unaudited)

	Quarter Ended December 31, 2024 [1]	Years Ended December 31, [2] 2024	2023	2022	2021	2020
Debt	$ 1,503,562	$ 1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre*	117,399	447,186	401,335	337,536	278,959	245,669
DEBT-TO-EBITDAre RATIO*	**3.20**	**3.36**	**4.17**	**5.52**	**5.20**	**5.34**
Debt	$ 1,503,562	$ 1,503,562	1,674,827	1,861,744	1,451,778	1,310,895
Subtract development and value-add properties in lease-up or under construction	(424,068)	(424,068)	(374,924)	(324,831)	(376,611)	(225,964)
Adjusted Debt*	$ 1,079,494	$ 1,079,494	1,299,903	1,536,913	1,075,167	1,084,931
EBITDAre*	$ 117,399	$ 447,186	401,335	337,536	278,959	245,669
Adjust for acquisitions as if owned for entire period	4,632	26,514	5,490	6,900	4,213	1,906
Adjust for development and value-add properties in lease-up or under construction	(827)	(1,558)	(1,909)	(857)	(700)	(1,327)
Adjust for properties sold during the period	-	(177)	(2,001)	(235)	(1,517)	(1,081)
Pro Forma EBITDAre*	$ 121,204	$ 471,965	402,915	343,344	280,955	245,167
ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO*	**2.23**	**2.29**	**3.23**	**4.48**	**3.83**	**4.43**

[1] Quarterly calculations annualize EBITDAre for the quarter.
[2] Yearly calculations use EBITDAre for the 12-month period.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

Page 21 of 24

Page 22 of 24 Outlook for 2025 (Unaudited) Q1 2025 Y/E 2025 Q1 2025 Y/E 2025 Net income attributable to common stockholders 55,378$ 248,094 59,544 258,632 Depreciation and amortization 51,353 215,768 51,353 215,768 Funds from operations attributable to common stockholders* 106,731$ 463,862 110,897 474,400 Weighted average shares outstanding - Diluted 52,070 52,686 52,070 52,686 Per share data (diluted): Net income attributable to common stockholders 1.06$ 4.71 1.14 4.91 Funds from operations attributable to common stockholders 2.05 8.80 2.13 9.00 The following assumptions were used for the mid-point: Metrics FFO per share $8.80 - $9.00 $8.35 FFO per share increase over prior year 6.6% 7.2% FFO per share increase over prior year excluding gain on involuntary conversion and business interruption claims 7.1% 7.9% Same PNOI growth: cash basis (1) 5.4% - 6.4% (2) 5.6% Average month-end occupancy - operating portfolio 95.5% - 96.5% 96.8% Development starts: Square feet 2.5 million 1.6 million Projected total investment $300 million $230 million Operating property acquisitions $150 million $390 million Operating property dispositions (Potential gains on dispositions are not included in the projections) $15 million $14 million Capital proceeds $450 million $724 million General and administrative expense (3) $21.1 million $20.6 million *This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Initial Guidance for Year 2025 Actual for Year 2024 (2) Includes properties which have been in the operating portfolio since 1/1/24 and are projected to be in the operating portfolio through 12/31/25; includes 54,633,000 square feet. (3) Approximately 37% of the estimated annual general and administrative expense is expected to be incurred in the first quarter of 2025, primarily due to accelerated expense for employees who are retirement-eligible under our equity incentive plans. (1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations. Low Range (In thousands, except per share data) High Range

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of one or more buildings comprised of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2023 through December 31, 2024. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the gross carrying amount will be spent to redevelop the property.